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Exhibit 10.2

TERM NOTE

$150,000.00

Date: October 25, 2000

        FOR VALUE RECEIVED, without defalcation, GLENN and HELENE FISCHER, husband and wife (collectively, "Makers"), in accordance with the terms and conditions set forth below, hereby jointly and severally promise to pay to the order of AIRGAS, INC., a Delaware corporation ("Payee"), the principal sum of One Hundred Fifty Thousand Dollars ($150,000.00), in lawful money of the United States of America, together with interest thereon at an annual rate of six and one-quarter percent (6.25%), subject to the terms of this Note.

        (a)  The principal balance of this Note, plus accrued interest thereon, shall be due and payable on the earlier to occur of (i) an Event of Default (as defined herein), or (ii) June 15, 2003; provided, however, that Makers shall have the right to prepay this Note, in whole or in part, at any time without premium or penalty.

        (b)  Interest shall accrue on the principal balance of this Note commencing on the date hereof and shall be computed on the basis of the actual number of days elapsed between the date hereof and the date on which the principal balance of this Note, and all accrued interest thereon, are paid in full.

        (c)  All payments of principal and accrued interest with regard to this Note shall be made to Payee in lawful money of the United States of America in immediately available funds at: Airgas, Inc., Radnor Court, 259 North Radnor-Chester Road, Suite 100, Radnor, Pennsylvania 19087-5240.

        (d)  Each of the following shall constitute an event of default ("Event of Default"):

            (i)  Failure by Makers to pay the principal of, and accrued interest on, this Note within fifteen (15) days after such amounts become due;

          (ii)  Filing by Makers (or any one of them) of a voluntary petition in bankruptcy or a voluntary petition or any answer seeking arrangement or readjustment of his, her or their debts or for any other relief under the Bankruptcy Reform Act of 1994, as amended ("Bankruptcy Code"), or under any other existing or future federal or state insolvency act or law, or any formal written consent to, approval of, or acquiescence in, any such petition or proceeding by Makers (or any one of them), the application by Makers (or any one of them) for, or the appointment by consent or acquiescence of, a receiver or trustee of

  Makers (or any one of them) or for all or a substantial part of his, her or their property; the making by Makers (or any one of them) of an assignment for the benefit of creditors; or

          (iii)  Filing of any involuntary petition against Makers (or any one of them) in bankruptcy or seeking arrangement or readjustment of his, her or their debts or for any other relief under the Bankruptcy Code, or under any other existing or future federal or state insolvency act or law; or the involuntary appointment of a receiver or trustee of Makers (or any one of them), or for all or a substantial part of the property of Makers (or any one of them); and the continuance of any of such events for a period of sixty (60) days undismissed, unbonded or undischarged.

        (e)  Upon the occurrence of an Event of Default, then, and in such event, Payee may declare this Note to be due and payable, whereupon the entire unpaid balance of principal, together with all accrued interest thereon, shall become immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived, anything herein to the contrary notwithstanding.

        (f)    THE FOLLOWING PARAGRAPH SETS FORTH A WARRANT OF AUTHORITY FOR AN ATTORNEY TO CONFESS JUDGMENT AGAINST MAKERS (OR ANY ONE OF THEM). IN GRANTING THIS WARRANT OF AUTHORITY TO CONFESS JUDGMENT AGAINST THEM, EACH MAKER HEREBY KNOWINGLY, INTENTIONALLY AND VOLUNTARILY AND UNCONDITIONALLY WAIVES ANY AND ALL RIGHT EACH MAKER HAS OR MAY HAVE TO PRIOR NOTICE AND AN OPPORTUNITY FOR A HEARING UNDER THE RESPECTIVE CONSTITUTIONS AND LAWS OF THE UNITED STATES AND THE COMMONWEALTH OF PENNSYLVANIA AND ALL OTHER JURISDICTIONS.

        UPON THE OCCURRENCE OF AN EVENT OF DEFAULT AS THAT TERM IS DEFINED HEREIN, EACH MAKER HEREBY IRREVOCABLY AUTHORIZES AND EMPOWERS ANY ATTORNEY OF ANY COURT OF THE COMMONWEALTH OF PENNSYLVANIA OR ELSEWHERE TO APPEAR AT ANY TIME FOR SUCH MAKER IN ANY ACTION BROUGHT AGAINST SUCH MAKER ON THIS NOTE AT THE SUIT OF PAYEE, WITH OR WITHOUT DECLARATION FILED, AS OF ANY TERM, AND THEREIN TO CONFESS OR ENTER JUDGMENT AGAINST SUCH MAKER FOR THE ENTIRE UNPAID PRINCIPAL OF THIS NOTE AND ALL OTHER SUMS PAYABLE BY OR ON BEHALF OF SUCH MAKER PURSUANT TO THE TERMS OF THIS NOTE, AND ALL ARREARAGES OF INTEREST THEREON, TOGETHER WITH COSTS OF SUIT, ATTORNEY'S COMMISSION FOR COLLECTION OF FIVE PERCENT (5%) OF THE TOTAL AMOUNT THEN DUE BY SUCH MAKER TO PAYEE (BUT IN ANY EVENT NOT LESS THAN ONE THOUSAND DOLLARS ($1,000.00)), AND FOR SO DOING THIS NOTE OR A COPY HEREOF VERIFIED BY AFFIDAVIT SHALL BE A SUFFICIENT WARRANT. THE AUTHORITY GRANTED HEREIN TO CONFESS JUDGMENT SHALL NOT BE EXHAUSTED BY ANY EXERCISE THEREOF BUT SHALL CONTINUE FROM TIME TO TIME AND AT ALL TIMES UNTIL PAYMENT IN FULL OF ALL THE AMOUNTS DUE HEREUNDER.

        (g)  The remedies of Payee as provided herein, and the warranties contained herein, shall be cumulative and concurrent, and may be pursued singly, successively, or together at the sole discretion of Payee, and may be exercised as often as occasion therefor shall occur; and the failure to exercise any such right or remedy shall in no event be construed as a waiver or release thereof.

        (h)  Each Maker hereby waives and releases all errors, defects and imperfections in any proceedings instituted by Payee under the terms of this Note, as well as all benefit that might accrue to each Maker by virtue of any present or future laws exempting any property, real or personal, or any part of the proceeds arising from any sale of any such property, from attachment, levy, or sale under execution, or providing for any stay of execution, exemption from civil process, or extension of time for payment; and each Maker agrees that any real estate that may be levied upon pursuant to a judgment obtained by virtue hereof, on any writ of execution issued thereon, may be sold upon any such writ in whole or in part in any order desired by Payee.

        (i)    Each Maker and all endorsers, sureties and guarantors hereby jointly and severally waive presentment for payment, demand, notice of demand, protest and notice of protest of this Note, and all other notices in connection with the delivery, acceptance, performance, default, or enforcement of the payment of this Note, and they agree that the liability of each of them shall be unconditional, without regard to the liability of any other party, and shall not be affected in any manner by any indulgence, extension of time, renewal, waiver or modification granted or consent to any and all extensions of time, renewals, waivers, or payment or other provisions of this Note, and to the release of the collateral or any part thereof, with or without substitution, and agree that additional makers, endorsers, guarantors, or sureties may become parties hereto without notice to them or affecting their liability hereunder.

        (j)    Payee shall not be deemed, by any act of omission or commission, to have waived any of its rights or remedies hereunder unless such waiver is in writing and signed by Payee, and then only to the extent specifically set forth in the writing. A waiver on one event shall not be construed as continuing or as a bar to or waiver of any right or remedy to a subsequent event.

        (k)  This instrument shall be governed by and construed according to the domestic, internal law (but not the law of conflict of laws) of the Commonwealth of Pennsylvania.

        (l)    Whenever used, the singular number shall include the plural, the plural the singular, the use of any gender shall be applicable to all genders, and the words "Payee" and "Makers" shall be deemed to include the respective heirs, personal representatives, successors and assigns of Payee and Makers.

        (m)  This Note may not be assigned by Makers without the prior written consent of Payee.

        (n)  Any provision contained in this Note which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability, without invalidating the remaining provisions hereof and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

        IN WITNESS WHEREOF, each Maker, intending to be legally bound hereby, has executed this Note on the day and year first above written.

/s/ JEFF CORNWELL Witness	/s/ GLENN FISCHER Glenn Fischer
/s/ GLENN FISCHER Witness	/s/ HELENE FISCHER Helene Fischer

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  Exhibit 10.2
TERM NOTE